SCHEDULE 14A

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

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Check the appropriate box:

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[ ]   Definitive Proxy Statement                   Commission Only (as permitted
[ ]   Definitive Additional Materials              By Rule 14A-6(e)(2))
[ ]   Soliciting Material Pursuant
[ ]   to Rule 14a-11(c) or Rule 14a-12

                               Evans Systems, Inc.
               --------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[ ]  Fee paid previously with preliminary materials.

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

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 23, 2000
                                                  ----------------

                               Evans Systems, Inc.
--------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)


Texas                                0-21956               74-1613155
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(State or other jurisdiction         (Commission           (IRS Employer
of incorporation)                    File Number)          Identification No.)

                   720 Avenue F North, Bay City, Texas 77414
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                     Address of principal executive offices


Registrant's telephone number, including area code: (409) 245-2424

                                      N/A
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

         Item 5.           Other Events.

                  On January 23, 2000, Evans Systems, Inc. (the "Company") entered into an Agreement and Plan of Merger with I-Net Holdings, Inc., a
Delaware corporation ("I-Net") and I-Net Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company. The parties entered into an Amended and Restated Agreement and Plan of Merger dated as of January 31, 2000, which was further amended by Amendment No. 1 to the Amended and Restated Agreement and Plan of Merger on March 1, 2000. Reference is made to Amendment No. 1 to the Amended and Restated Agreement and Plan of Merger, which is attached to this amended Current Report as Exhibit 99.4 and is incorporated herein by reference.


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
         Exhibit No.                            Exhibits
         *99.1 Amended and Restated Agreement and Plan of Merger among Evans Systems, Inc., I-Net Acquisition Corp. and I-Net Holdings, Inc., dated as of January 31, 2000.
         *99.2                Press Release of Evans Systems, Inc. dated January
                              24, 2000.
         *99.3                Press  Release  of  I-Net  Holdings,   Inc.  dated
                              January 24, 2000.
          99.4 Amendment No. 1 to Amended and Restated Agreement and Plan of Merger among Evans Systems, Inc., I-Net Acquisition Corp. and I-Net Holdings, Inc., dated March 1, 2000.

----------------------
*  Previously filed


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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EVANS SYSTEMS, INC.


Dated: March 2, 2000                        By:/s/ J.L. Evans, Sr.
                                               ---------------------------------
                                               Name:  J.L. Evans, Sr.
                                               Title: President




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